158 STKP1
482 STKP

                         SUPPLEMENT DATED APRIL 21, 1998
                             TO THE PROSPECTUSES OF
                         FRANKLIN RISING DIVIDENDS FUND
                             DATED FEBRUARY 1, 1998

                               FRANKLIN VALUE FUND
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The section "Who Manages the Fund? - Management Team" is revised to add Gerard P. Sullivan to the management team, effective March 1998, and to add the following:

 Gerard P. Sullivan
 Portfolio Manager of Advisory Services

 Mr. Sullivan holds a Master of Business Administration degree in Finance and Accounting from the Columbia Graduate School of Business and a Bachelor of Arts degree in Political Science from Columbia University. He has been with the Franklin Templeton Group since March 1998. Previously, he was a Portfolio Manager for SunAmerica Asset Management from February 1995 to February 1998 and a Portfolio Manager for Texas Commerce Investment Management & Co. from July 1993 to February 1995.

II. The following definition is revised in the "Useful Terms and Definitions" section:

 CONTINGENCY  PERIOD - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.